Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Tactile Systems Technology, Inc. (the “Company”) for the period ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”); the undersigned, Gerald R. Mattys, Chief Executive Officer of the Company, hereby ce1tifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Repot fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gerald R. Mattys
Gerald R. Mattys
Chief Executive Officer

Date: September 7, 2016